UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2005

SYMMETRY MEDICAL INC.

(Exact name of Registrant as specified in its charter)

Delaware	333-116038	35-1996126
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

220 West Market Street, Warsaw, Indiana 46580

(Address of Principal executive offices, including Zip Code)

(574) 268-2252

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 8.01 Other Events

Item 9.01 Financial Statements and Exhibits

SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.

On February 14, 2005, the Board of Directors (the “Board”) of Symmetry Medical Inc. (the “Company”) approved a (i) grant of restricted common stock of the Company to each of the non-employee directors of the Company pursuant to the Company’s 2004 Equity Incentive Plan and Restricted Stock Agreements between each such non-employee director and the Company and (ii) a revised compensation structure for the non-employee director serving as the Chairman of the Company’s Audit Committee.

The Company has granted to each of Frank Turner, Francis Nusspickel and Stephen Oresman 1,667 shares of restricted common stock of the Company, 555 of which shall vest on December 31, 2005, 556 of which shall vest on December 31, 2006 and 556 of which shall vest on December 31, 2007. The terms and conditions of the grant of these shares will be governed by the Company’s 2004 Equity Incentive Plan and Restricted Stock Agreements between each such non-employee director and the Company. This grant was effected with respect to each such non-employee director by the Company’s and such non-employee director’s execution of a Restricted Stock Agreement. A form of restricted stock agreement is attached hereto as Exhibit 10.1

On February 14, 2005, the board also determined that the independent director serving as the Chairman of the Company’s Audit Committee will receive annual cash compensation of $20,000 (in addition to the annual cash compensation of $25,000 currently paid to all non-affiliated directors). All directors will continue to be reimbursed for their out-of-pocket expenses incurred in connection with their services on the Company’s board.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 14, 2005, the Board unanimously approved an amendment and restatement (the “Amendment”) of the Company’s Amended and Restated By-Laws, to expressly provide that a non-employee director may serve as the Chairman of the Board.

Item 8.01 Other Events

On February 14, 2005, the board of directors elected a current director, Robert S. Morris, to serve as non-executive Chairman of the Board.

Item 9.01. Financial Statements and Exhibits

(c)	Exhibits

10.1	Form of Restricted Stock Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYMMETRY MEDICAL INC.

/s/ Fred Hite
Date: 2/15/05	Name:	Fred Hite
	Title:	Senior Vice President and Chief Financial Officer

2

EXHIBIT INDEX

Exhibit No.	Description
10.1	Form of Restricted Stock Agreement